POWER OF ATTORNEY
                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2004 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 9th day of December 2004.

                                                   /s/ Joe L. Allbritton
                                                   -----------------------------
                                                   Joe L. Allbritton

                                POWER OF ATTORNEY
                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for her and in her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2004 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her name and seal the 9th day of December 2004.

                                                   /s/ Barbara B. Allbritton
                                                   -----------------------------
                                                   Barbara B. Allbritton

                                POWER OF ATTORNEY
                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2004 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 9th day of December 2004.

                                                   /s/ Robert L. Allbritton
                                                   -----------------------------
                                                   Robert L. Allbritton

                                POWER OF ATTORNEY
                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2004 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 9th day of December 2004.

                                                   /s/ Frederick J. Ryan, Jr.
                                                   -----------------------------
                                                   Frederick J. Ryan, Jr.

                                POWER OF ATTORNEY
                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, and with full power to act for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2004 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 9th day of December 2004.

                                                   /s/ Stephen P. Gibson
                                                   -----------------------------
                                                   Stephen P. Gibson

                                POWER OF ATTORNEY
                           ANNUAL REPORT ON FORM 10-K
                      OF ALLBRITTON COMMUNICATIONS COMPANY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of Allbritton Communications Company (the "Company") constitutes and appoints Jerald N. Fritz and Stephen P. Gibson her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for her and in her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2004 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her name and seal the 9th day of December 2004.

                                                   /s/ Elizabeth A. Haley
                                                   -----------------------------
                                                   Elizabeth A. Haley